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   Conference Call Transcript

   CPWR - Q1 2009 Compuware Corporation Earnings Conference Call

   Event Date/Time: Jul. 23. 2008 / 5:00PM ET

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Jul.  23.  2008 /  5:00PM  ET,  CPWR - Q1 2009  Compuware  Corporation  Earnings
Conference Call
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CORPORATE PARTICIPANTS

Lisa Elkin
Compuware Corporation - VP of Communications and Investor Relations

Bob Paul
Compuware Corporation - President and COO

Laura Fournier
Compuware Corporation - Executive Vice President and CFO

CONFERENCE CALL PARTICIPANTS

Kirk Materne
Banc of America Securities - Analyst

Aaron Schwartz
JPMorgan - Analyst

PRESENTATION

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Operator

Welcome to the Compuware Corporation first quarter results teleconference. At the request of Compuware, this conference is being recorded for instant replay purposes.

At this time, I would like to turn the conference over to Ms. Lisa Elkin, Vice President of Communications and Investor Relations for Compuware Corporation. Ms Elkin, you may begin.

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Lisa Elkin - Compuware Corporation - VP of Communications and Investor Relations

Thank you very much, Mary, and good afternoon ladies and gentlemen.

With me this afternoon at Compuware is Executive Vice President and Chief Financial Officer, Laura Fournier. Joining us by phone from the Fortune Brainstorm Tech Conference is President and Chief Operating Officer, Bob Paul, and Jason Vines, Chief Communications Officer. Compuware Chairman and CEO, Peter Karmanos, is recovering very well from a recent surgery, and could not join us this evening.

Certain statements made during this conference call that are not historical facts, including those regarding the company's future plans, objectives and expected performance, are forward-looking statements within the meaning of the Federal securities laws. These forward-looking statements represent our outlook only as of the date of this conference call. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the company's reports filed with the Securities and Exchange Commission. You should refer to and consider these factors when relying on such forward-looking information. The company does not undertake and expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

For those of you who do not have a copy, I will begin by summarizing the press release. Bob and Laura will then provide details about the quarter and other Compuware business activities. We will then open the call to your questions.

Compuware Corporation posts year-over-year increases in revenue, earnings and operating cash flow. Compuware continues to roll, as Mainframe, Vantage and ChangePoint license revenues grow significantly. Compuware today announced final financial results for its first quarter ended June 30, 2008.

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Jul.  23.  2008 /  5:00PM  ET,  CPWR - Q1 2009  Compuware  Corporation  Earnings
Conference Call
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Compuware  reported  first quarter  revenues of $298.6  million,  up from $279.4 million in the same period last year. Net income was $34.7 million in Q1, up from $189,000 in the first quarter last year. Earnings per share diluted computation were $0.13, compared to break-even in the same period last year, based upon 261.1 million and 305.6 million shares outstanding, respectively.

During the company's first quarter, software license fees were $61.5 million, compared to $47.3 million in Q1 last year. Maintenance fees were $126.5 million in Q1, compared to $113.7 million in the first quarter last year. Revenue from professional services in the quarter was $110.6 million, compared to $118.4 million in the same quarter last year.

I would now like to turn the call over to Bob. Bob?

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Bob Paul - Compuware Corporation - President and COO

Thanks, Lisa.

Compuware delivered a strong Q1. A nearly 7% increase in year-over-year revenue [compared] with disciplined expense management and focused sales and marketing efforts spurred dramatic increases in earnings and income from operations. Q1 featured meaningful revenue increases at the core of Compuware's growth engine, license fees for Vantage, ChangePoint and Mainframe tools. These solutions, particularly when combined with our professional services, help business and IT leaders solve their most pressing business problems. Our customers and target markets today face a powerful convergence of technology and business forces. Computing, while becoming more efficient, is forced to support both global operations and strategic web-based initiatives. As a result, the IT landscape is vastly more complex, and Compuware is best-in-class at delivering end-to-end performance. These pressures on IT are creating more demand for both our Mainframe and distributed solutions.

We believe we will continue to see growth even in the down economy, because solving these problems reduces operational costs and delivers substantial IT value for our customers. We are working to achieve future breakout growth by doubling down on these key differentiated areas that will further separate us from our competition. As a fellow Compuware shareholder, I think you should be pleased not just by our strong Q1 but the opportunity Compuware has to help IT organizations around the world optimize their performance and get the most value out of their IT operations. The fundamental difference between us and your competition is that we believe the category in which we participate of business service management should be about proactive monitoring of IT performance, rather than about capturing and resolving IT issues after the problems have occurred and the damage has been inflicted. We will make the current positioning of business service management category obsolete in the years to come.

So our success this quarter came through some important operational improvements, implemented via our Compuware 2.0 initiative. But the best is yet to come. We have strategic efforts underway to leverage our assets in these market opportunities to bring greater consistency moving forward. In this regard, Mainframe software continues to provide a foundation for our success. We will continually invest in [roll-out] product enhancement to keep these solutions the leaders in their markets. We are also enhancing the technical and marketing backbone of Vantage and ChangePoint, while growing their respective sales forces. I expect to see an ongoing up-trend in the results of these important solutions, especially in the last half of the fiscal year.

As for Covisint, revenues came in at $8.8 million for the quarter, while its under-contract backlog, a key indicator of future revenues, grew 12% year-over-year. In terms of verticals, the automotive business is holding up during a significant transformation in that industry, while the healthcare business continues to growing along with the public sector. Customer awareness for Covisint in Q1 included an important contract with Minnesota for a statewide health information exchange, our second such statewide win. We expect to see revenue growth from both Tennessee and Minnesota in the coming quarters. Also in the quarter, Covisint partnered with AT&T and Microsoft to offer a secure health information exchange through AT&T's network services and Microsoft's HealthVault. This is a great opportunity for us to more effectively scale this business model. Finally, we have completed much of the work necessary to prepare for the Covisint IPO. We will continue to plan for the offering as Covisint's healthcare business matures and market conditions allow.

Our increased professional services focus on delivering whole product offerings through our recently-created Solutions Delivery group is starting to have a positive impact. By focusing on services around Compuware products, the Solutions Delivery group has substantially increased product-related revenue in Q1, particularly in North America. Long term, I believe this strategy will allow Compuware to choose the work that will be of most value to our customers, while increasing our margins and profitability.

As Compuware continues to invest in these businesses where we can be best in the world, we are also working at aligning our internal processes to drive greater efficiencies. We are hiring sales and technical staff when we need them. We see no degradation in our revenue, even in tough

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Jul.  23.  2008 /  5:00PM  ET,  CPWR - Q1 2009  Compuware  Corporation  Earnings
Conference Call
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market conditions. I believe that reference-based  customers with a demonstrable return on investment are the backbone of any market share growth. To that end, we have launched a customer care organization to more effectively protect customer relationships and maintenance revenue. This organization will also identify and leverage reference customers and deliver ROI case studies. This activity will provide a powerful lever for additional sales.

We continue to have a strong response from our customers around our premium license program. The program reduces the risk of capacity increases for some of our largest customers. It also removes conflict from negotiations and provides a strong relationship point through which Compuware can discover additional upselling opportunities for solutions such as data privacy and mixed management offerings.

Obviously I'm very pleased with our Q1 performance. Compuware successfully delivered a good quarter while continuing to establish the Compuware 2.0 framework and strategy for much better quarters to come. Having said that, we have a lot of work to do. But I know we have the people and the technical assets we need to make Compuware a leader in a number of important and growing markets. In the coming quarters, we will continue to focus on consistently meeting our near-term revenue objectives while implementing the long-term strategy that will ensure Compuware takes advantage of its immense opportunities for revenue and market capitalization growth.

Laura?

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Laura Fournier - Compuware Corporation - Executive Vice President and CFO

Thanks, Bob.

Compuware produced a strong financial start to the fiscal year. We increased software license fees by 30% and maintenance revenues by 11.2% year-over-year. Total product commitment, the sum of all software sales activity in the quarter, increased substantially to $167.4 million from $110.2 million in Q1 last year. Operating cash flow was $47.8 million, up from $37.8 million in Q1 last year.

With an excellent Q1 behind us and a strong balance sheet in our arsenal, Compuware continues to expect robust earnings growth in the 20 to 30% range for the year. We anticipate overall revenue growth of 5 to 10% for the year, with operating cash flow coming in at approximately $250 million. We will also continue to manage our costs in a responsible fashion, and actively pursue further cost-cutting opportunities.

One item to note is that the professional services revenue did decrease 6.6% compared to Q1 last year. In the short-term, we expect services revenue to decline as the business continues its transition to a more product-focused model.

We will augment these expected operating results through an ongoing commitment to our buyback program. During the first quarter, Compuware purchased 6 million shares of the company's stock for approximately $58.9 million. The company has approximately $670.5 million remaining under the current authorization for further buybacks.

As Bob noted, we have achieved some impressive short-term goals. Now we plan to continue increasing our focus and clarifying our strategy around those businesses where we have the technology and the people to stake a market leadership position and deliver breakout growth.

Lisa?

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Lisa Elkin - Compuware Corporation - VP of Communications and Investor Relations

Thank you very much, Laura. Ladies and gentlemen, we will now be happy to take your questions.

QUESTION AND ANSWER

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Operator

(OPERATOR INSTRUCTIONS) Our first question comes from the line of Kirk Materne from Banc of America. Please go ahead.

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Kirk Materne - Banc of America Securities - Analyst

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Jul.  23.  2008 /  5:00PM  ET,  CPWR - Q1 2009  Compuware  Corporation  Earnings
Conference Call
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Can you hear me?

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Lisa Elkin - Compuware Corporation - VP of Communications and Investor Relations

Yes.

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Kirk Materne - Banc of America Securities - Analyst

Thanks very much. Congratulations on a good start to the year. Bob, can you talk a little bit about the premium license -- I guess any activity you had in that this quarter, and was that a factor in some of the strong results or are you guys really still starting to scratch the surface of that opportunity with your customers on the Mainframe side?

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Bob Paul - Compuware Corporation - President and COO

I think the answer to both questions there is yes. We did have some good new contracts, new engagements with customers around premium licenses, so it is clearly hitting its mark. I will defer to Laura on the exact numbers, if we need those. They were a component of the Q1 success, as we predicted. But we still are really touching the tip of the iceberg as it relates to the total potential market for the premium license program in coming quarters. I think you will see a steady activity as we get I think very strong in the positioning, the value creation and the deliver of the premium license programs with the rest of our existing customers.

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Kirk Materne - Banc of America Securities - Analyst

Okay. Maybe just a follow-up to laura's point on the drop in services. I assume the drop in service revenue will continue to be planned, and really what you guys are swapping out as sort of lower-margin business for higher-margin business? Is that sort of what we should be expecting to see going forward?

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Bob Paul - Compuware Corporation - President and COO

I think that's exactly right. There are a couple of forces at work here. Number one, obviously we are getting a lot more strict about adding services to the overall contracts to deliver the value with our software licenses. We think that's an important part of growing a successful value-based business with our customers and to unlock that value we need those services. So we will start to see a dramatic increase in what we call the Solutions Delivery Group, which will make up an increasing percentage of the overall professional services.

The other thing is that we are doing more training on project-based work around our core competencies. So it is not like the professional services business is going to go away. We are still focused on delivering high value services but more in line with some of the competencies that we have in the business, so we can again be known as best in the world in those areas. But your assessment is correct. We do -- we are being a lot more judicious about what kinds of things we are getting involved with as it relates to the type of work and the margins expected.

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Kirk Materne - Banc of America Securities - Analyst

Last question for me is on Covisint. I know you guys went through sort of a change in some of the revenue recognition on that business. I guess when do you see that starting to sort of phase out and the revenue starting to uptick again? Will it start in the next couple quarters from deals like the State of Tennessee and Minnesota, or is that something we should be thinking in terms of December, say, or March quarter of '09?

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Bob Paul - Compuware Corporation - President and COO

No, our expectations are you will start to see an increase in revenue immediately. So it is very conservative and proper revenue recognition policies that are in place, almost everything now is amortized over five years. The important thing about Covisint is that we are building a long-term value-based business, and there is no rush, no need on our part to go launch the IPO. I think now with the -- there is more stability around

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Jul.  23.  2008 /  5:00PM  ET,  CPWR - Q1 2009  Compuware  Corporation  Earnings
Conference Call
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the revenue  recognition,  that we understand.  I think the business  around the healthcare and public sector markets will start to aggressively grow as we start to get more and more reference ability in those areas.

We will weather the storm in the automotive industry. None of our customers are going away because we provide mission-critical services. So I think we will start to see the uptick come back. It might not be as aggressive as we would have thought. And in fact, we are looking forward to making an announcement here in the coming weeks about another statewide engagement that we will hopefully see some revenue from this quarter.

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Kirk Materne - Banc of America Securities - Analyst

Super. I will let it go to the next person. Thanks very much.

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Operator

(OPERATOR INSTRUCTIONS)

Next we have Aaron Schwartz with JPMorgan. Please go ahead.

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Aaron Schwartz - JPMorgan - Analyst

Good afternoon. I had a couple follow-ups on the premium licensing program. Can you walk through what a typical deal cycle is like? I know you are very new into the program. They seem to be quasi-type ELA agreements, and I'm just wondering given the macro backdrop what the conversation or engagement is like with the customer?

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Bob Paul - Compuware Corporation - President and COO

Yeah, sure. We -- typically we will engage now - in fact, part of the customer care organization is designed to make sure we are engaging 3 to 6 months ahead of any maintenance renewals. That group, in conjunction with our existing sales force, has a dialogue with our customers around protecting them from [mixed] increases. So any customer that is looking to -- or believes that their capacity on their mainframe will grow in coming years, we are basically locking them into a long-term agreement and protecting them from increases in prices of traditional mixed capacity. So it drives great value for our customers. It takes away a contentious issue of them paying us typically more money just because they are increasing the computing power of their mainframes, and probably most importantly it allows us to have a dialogue around other value-based solutions that we are now offering in the mainframe environment. And then finally, as we talk about those solutions, we are very uniquely differentiated in the ability to deliver both distributed and mainframe solutions in the same environment, solving a much bigger problem.

So number one, we are getting in there. Number two, it is a value-based discussion with the customer that protects them, and number three, it gives us an opportunity to have a much more strategic discussion with our customer base.

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Aaron Schwartz - JPMorgan - Analyst

Okay. In terms of looking at that program and maybe the risk in seeing yield delays, again given the macro backdrop, is it because it is more of a renewal it alleviates that risk a little bit to where the customer has to do something with you because they have an expiration on their prior contract, or is there anything there that sort of protects you from seeing deal delays on what could be potentially sizable transactions?

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Bob Paul - Compuware Corporation - President and COO

Yeah, I don't think there is a -- before I would have said that would have been a concern, a deal delay, but I think there are two things that are coming into play now. Number one, is we are getting -- we are getting out in front of it. We understand what our customer base looks like and when these contracts come up for renewal. And number two, in the first quarter, which is last quarter, not Q1, but Q4 last year, and a little bit in Q3, we were really honing in on what the discussion needed to be to create the best impact for our customers. So I think we are a lot better at the

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Jul.  23.  2008 /  5:00PM  ET,  CPWR - Q1 2009  Compuware  Corporation  Earnings
Conference Call
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discussion than we were in the beginning.  As long as we stay out in front of it and we have these very focused operational targets with our sales organization, if there are delays, they will be few and far between.

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Aaron Schwartz - JPMorgan - Analyst

Understood. A follow-up on the services line. Is that an area where you think you can take cost out as quickly as the revenue is maybe coming out, or is this really the cost structure we should be thinking about for the balance of the year?

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Bob Paul - Compuware Corporation - President and COO

You know, the cost structure is -- I mean, it is pretty plain, right? The cost structure will decline as some of the generic technical services that we are engaged in start to decline also, if it does decline. Having said that, we have -- you know, there is this grey area between what do we mean by project work and technical support? So what I think what will happen is we will -- it will -- if there is an overall decline, which we are forecasting right now, it will be slow, but we are also expecting our margins to increase during the same time period. So -- and that's because the new business that will make up for the old business will be better margin, more clearly defined and we think delivering higher value. It is going to take some time globally to have an entire services organization aligned around the project work and the core competencies that we are talking about, but it is -- it will be a steady transition that you will see moving forward.

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Aaron Schwartz - JPMorgan - Analyst

Okay. And just looking at the margin structure, the operating margin structure for the June quarter, it seems like the 2 to 2.5% margin expansion goal for the year now looks on the conservative side. I don't know if you have any comments around how we should be thinking about that for the balance of the year?

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Bob Paul - Compuware Corporation - President and COO

We are not really changing guidance. I think we are optimistic about it. One of the great things about the 2.0 issue is that by having a very clearly articulated business plan with a lot of work going on around alignment, the key operations in that business plan, we are finding opportunities to take cost out of the business, and in some cases reinvesting that. So Laura, I don't know if you want to add any color to that, but I think we are optimistic about being able to improve on those numbers but not giving any additional guidance at this point.

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Laura Fournier - Compuware Corporation - Executive Vice President and CFO

The only thing I would add, Aaron, is that keep in mind Q1 and Q2 are our slowest quarters from a revenue perspective, so as momentum builds throughout the year, a lot of that revenue, other than commissions and bonuses, dropped straight to the bottom line. So I think you see the pick up then in Q3 and Q4.

--------------------------------------------------------------------------------
Aaron Schwartz - JPMorgan - Analyst

That's helpful. And lastly for me and Laura, this is probably for you. In terms of your receivables, it looked like DSOs maybe ticked up a little bit there. Was there anything odd that happened there in the quarter, or would you expect receivables to pick up in Q2 and Q3? Or collections, I should say?

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Laura Fournier - Compuware Corporation - Executive Vice President and CFO

There was a slight increase in some over-90 receivables in Q1, it was in Europe, and we have already addressed it and most of it has been collected. So while you see a little uptick there, it should go back to normal levels.

--------------------------------------------------------------------------------
Aaron Schwartz - JPMorgan - Analyst

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Jul.  23.  2008 /  5:00PM  ET,  CPWR - Q1 2009  Compuware  Corporation  Earnings
Conference Call
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Terrific. Congratulations on the quarter, and thanks for taking my questions.

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Laura Fournier - Compuware Corporation - Executive Vice President and CFO

Thank you.

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Operator

Thank you. Ladies and gentlemen, we will now conclude the question-and-answer portion of today's conference call. I would like to turn the call back over to Lisa Elkin.

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Lisa Elkin - Compuware Corporation - VP of Communications and Investor Relations

At this time ladies and gentlemen, we will adjourn this conference call. Thank you very much for your time and interest in Compuware, and we hope you have a pleasant evening.

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Operator

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